INCOME TAX EXPENSE (Tables)	12 Months Ended
Dec. 31, 2024
INCOME TAX EXPENSE
Schedule of reconciliation between the effective income tax rate and the PRC statutory income tax rate

	Years Ended December 31,
	2023	2024
PRC statutory tax rate	25%	25%
Tax effect of other expenses that are not deductible in determining taxable profit	(1)%	(8)%
Effect of R&D super deduction	4%	38%
Effect of enacted tax rate change	3%	25%
Effect of change in valuation allowance	(31)%	(80)%
Effective tax rate	0%	0%

Schedule of components of deferred income tax assets and liabilities

	As of December 31,
	2023	2024
Deferred tax assets:
Net loss carryforward	670,062	635,188
Accrued expenses and payroll payable	18,967	17,230
Provision for impairment of assets	5,663	3,620
Others	94	—
Valuation allowance	(694,786)	(656,038)
Total deferred tax assets	—	—
Deferred tax liabilities:
Total deferred tax liabilities	—	—